UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report

(Date of earliest event reported)  November 18, 2003

MICRO COMPONENT TECHNOLOGY, INC.

(Exact name of Registrant as specified in its charter)

Minnesota	0-22384	41-00985960
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2340 West County Road C, St. Paul, Minnesota 55113 (651) 697-4000

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

(Former name or former address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)                                  The Audit Committee of the Board of Directors of Micro Component Technology, Inc. (the “Registrant”) dismissed the Registrant’s current independent public accountants, Deloitte & Touche LLP (“D&T”), effective November 18, 2003.  This dismissal followed the Audit Committee’s decision to seek proposals from other independent auditors to audit the Registrant’s financial statements for its fiscal year ending December 31, 2003.

The audit reports of D&T on the financial statements of the Registrant as of and for the last two fiscal years ended December 31, 2002, neither contained any adverse opinion or disclaimer of opinion, nor were these opinions qualified or modified as to uncertainty, audit scope or accounting principles; except that the audit report on the financial statements for the fiscal year ended December 31, 2002, contained a qualification as to the Registrant’s ability to continue as a going concern.  During the Registrant’s two most recent fiscal years ended December 31, 2002, and during the subsequent interim period preceding the replacement of D&T, there was no disagreement between the Registrant and D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to D&T’s satisfaction, would have caused D&T to make reference to the subject matter of the disagreement in connection with its reports.  During the two most recent years and the subsequent interim period through November 18, 2003, there were no reportable events (as described in Regulation S-K Item 304(a)(1)(v)).

(b)                                  The Board of Directors, pursuant to the recommendation of the Audit Committee, approved the retention of Virchow, Krause & Company (“Virchow Krause”) as the Registrant’s independent auditors with respect to the audit of the Registrant’s financial statements for its fiscal year ending December 31, 2003, effective November 18, 2003.

During the Registrant’s two most recent fiscal years ended December 31, 2002, and during the subsequent interim period preceding the replacement of D&T, the Registrant has not consulted with Virchow Krause regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements.

The Registrant requested that D&T furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements made by the Registrant.  A copy of that letter, dated November 25, 2003, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)                                   Exhibits.  The following exhibit is filed with this document:

Item	Exhibit

16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated November 25, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRO COMPONENT TECHNOLOGY, INC.
(Registrant)

Date: November 25, 2003	By:	/s/ Thomas P. Maun
(Thomas P. Maun, Chief Financial Officer)

EXHIBIT INDEX

Ex. No.	Description

16.1	Letter from Deloite & Touche LP to the Securities and Exchange Commission dated November 25, 2003.